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                         MFS UNION STANDARD EQUITY FUND
                                   A Series of
                            MFS UNION STANDARD TRUST

                      Supplement to the Current Prospectus



MAA  Consulting   Services,   Inc.   ("MAA")  has  agreed  to  assist  MFS  Fund
Distributors, Inc. ("MFD") in the distribution of shares of the Fund. In consideration of such assistance, MFD will pay MAA a commission equal to 0.15% per annum of the Fund's average daily net assets attributable to shares of the Fund owned by shareholders which were introduced to MFD by MAA and which promptly thereafter, and as a direct result of the introduction and efforts of MAA, purchased shares of the Fund.


                  The date of this Supplement is March 1, 1997